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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 24, 2003


                               CONSOL ENERGY INC.
               (Exact Name of Registrant as Specified in Charter)

                        Delaware                                     001-14901                             51-0337383
    (State or Other Jurisdiction of Incorporation)            (Commission File Number)         (IRS Employer Identification No.)


              1800 Washington Road, Pittsburgh, Pennsylvania 15241
           (Address of Principal Executive Offices)        (ZIP Code)

       Registrant's telephone number, including area code: (412) 831-4000



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99.1:  Press Release of CONSOL Energy Inc. dated July 24, 2003


Item 12. Results of Operations and Financial Condition.

On July 24, 2003, CONSOL Energy announced its results of operations for the three months ended June 30, 2003. A copy of the related press release for the three months ended June 30, 2003 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.



                         [Signature on following page.]

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONSOL ENERGY INC.




                                        By: /s/ William J. Lyons
                                            --------------------
                                            William J. Lyons
                                            Senior Vice President,
                                            Chief Financial Officer and
                                            Controller

Date: July 24, 2003

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                                 EXHIBIIT INDEX

99.1  Press Release of CONSOL Energy dated July 24, 2003.